Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Travere Therapeutics, Inc. (the “Company”), for the period ended December 31, 2023 (the “Report”), the undersigned officer of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 20, 2024	/s/ Eric Dube
Eric Dube
Chief Executive Officer
(Principal Executive Officer)